SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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BARNWELL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

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BARNWELL INDUSTRIES, INC.

___________________

Notice of Annual Meeting of Stockholders

___________________

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 5, 2012, at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

(1)  the election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified;

(2)  the ratification of the selection of the independent auditor for 2012; and

(3)      any and all other business which may properly come before the meeting.

Only stockholders of record at the close of business on January 9, 2012, are entitled to notice of and to vote at this meeting or any adjournment thereof.  The Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2011, which includes consolidated financial statements, is enclosed herewith.

We will be pleased to have you attend the meeting.  However, if you are unable to do so, please sign and return the accompanying Proxy in the enclosed addressed envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 5, 2012.  THE PROXY STATEMENT AND OUR 2011 ANNUAL REPORT ARE AVAILABLE AT HTTP://WWW.BRNINC.COM.

By Order of the Board of Directors,

RUSSELL M. GIFFORD
Secretary

Dated:  January 19, 2012

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 2900

HONOLULU, HAWAII 96813

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the “Company”), to be held on March 5, 2012 at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

The accompanying Proxy is solicited by the Board of Directors (the “Board” or the “Board of Directors”) of the Company. The Company will bear the cost of such solicitation.  Solicitation of proxies will be primarily by mail.  Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost.  Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses.  All properly executed proxies will be voted as instructed.

Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted.  No proxy will be voted for a stockholder if the stockholder attends the meeting and elects to vote in person.

This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about January 19, 2012.  The Company’s website address is www.brninc.com.

VOTING AT THE MEETING

Only stockholders of record at the close of business on January 9, 2012 (the “Record Date”) will be entitled to vote at the annual meeting and any adjournment thereof.  As of the Record Date, 8,277,160 shares of common stock, par value $0.50, of the Company (the “Common Stock”) were issued and outstanding.  Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting.  The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  The election of directors and the ratification of KPMG LLP as our independent auditor for the fiscal year ending September 30, 2012, require a plurality of the votes cast at the meeting.  With respect to abstentions, the shares will be considered present at the meeting for a particular proposal and will be disregarded in the election of directors and the ratification of KPMG LLP as our independent auditor.  Brokers and nominees are precluded from exercising their voting discretion with respect to all matters to be acted upon at the meeting, other than the ratification of KPMG LLP as our independent auditor.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted with respect to the election of directors.  A broker non-vote will not have any effect on any of the proposals.  Shares represented by such broker non-votes will, however, be counted for purposes of determining whether there is a quorum.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nine directors of the Company are proposed to be elected at the meeting.  Each elected director shall hold office until the next annual meeting and until his successor is duly elected and qualified.  The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy FOR the election to the Board of Directors of the persons named below.  The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

Our Board of Directors recommends a vote FOR the election of the following nine directors of the Company.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held five meetings during the fiscal year ended September 30, 2011.  All directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served.  The independent directors met on five occasions out of the presence of management during the fiscal year ended September 30, 2011.

The following table sets forth, as to the nominees for election as directors:  (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Morton H. Kinzler	1956	86
Chairman of the Board of the Company since 1980 and Chief Executive Officer since 1971.  Mr. Kinzler is the father of Alexander C. Kinzler, President, Chief Operating Officer, General Counsel and a Director of the Company.  Mr. Kinzler, an attorney, is a founder and incorporator of the Company, and has served in various capacities including Vice President, Secretary, President, CEO and Chairman.  He has been a member of the Board of Directors since the Company was founded.  This extensive experience allows Mr. Kinzler to bring to the Board deep insight into the operations, challenges and complex issues facing the Company, as well as oil and gas and real estate businesses in general.  As a holder of over 16 percent of the Company’s shares for decades, Mr. Kinzler brings to the Board a shareholder’s perspective in managing and operating the Company in the long-term best interests of shareholders, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

Martin Anderson1	1985	88
Investor; Partner, Goodsill Anderson Quinn & Stifel LLP, Honolulu, Hawaii (attorneys) from September 2008 until January 2011; Of Counsel from January 2007 until August 2008 and Partner from 1955 until December 2006; Distinguished Overseer, Hoover Institution of Stanford University; Trustee and Secretary, Hawaii Pacific University; Trustee, Oceanic Institute (scientific research facility).  Mr. Anderson brings to the Barnwell Board of Directors broad experience, expertise and qualifications as a result of his extensive legal background and boardroom experience with both public and private entities, including Hawaiian Airlines and the entities listed above.  Except for a two-year hiatus, Mr. Anderson was a partner in a major Honolulu law firm from 1955 until 2011, including many years as a senior partner, and therefore brings to the Board extensive leadership and management skills, as well as a strong consensus-building capacity from his other board and trusteeship experiences.

Murray C. Gardner, Ph.D.1	1996	79
Geothermal resource and oil and gas exploration and reservoir consultant and investor, self-employed since 1995.  Dr. Gardner has a Ph.D. in geology and brings to the Board of Directors extensive knowledge and experience of geology, geophysics, the oil and gas industry and the geothermal industry and operations.  As a former officer and director of Geothermex, Inc., a geothermal exploration consulting firm now owned by Schlumberger, Inc., Dr. Gardner also brings to the Board broad business and general management experience in corporate operations, as well as extensive leadership and consensus-building skills.

Alexander C. Kinzler	1999	53
President and Chief Operating Officer of the Company since December 2002 and General Counsel of the Company since December 2001.  Mr. Kinzler is the son of Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company.  Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities including Vice President, Executive Vice President, and currently President and Chief Operating Officer, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company.  He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

Russell M. Gifford	2003	57
Secretary of the Company since December 2002.  Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985.  President of Water Resources International, Inc., a wholly-owned subsidiary of the Company since December 1999.  Mr. Gifford, a Certified Public Accountant, has been employed by the Company since 1982 in various capacities including Vice President, Executive Vice President and Chief Financial Officer, and has also served as President of the Company’s water well drilling subsidiary since 1999.  Mr. Gifford has substantial financial and accounting expertise, including experience working in public accounting as an auditor at Touche Ross & Company prior to his employment by the Company.  Mr. Gifford brings to the Board of Directors substantial financial and accounting knowledge, as well as deep insight into the operations, challenges and complex issues facing the Company.  Mr. Gifford also serves on the boards of various community organizations and has substantial strategic planning and consensus-building skills as a result of that experience.

Diane G. Kranz1	2003	71
Senior Partner, Kranz & Co., LLP (certified public accountants), since 1970.  Ms. Kranz, a Certified Public Accountant who has been senior partner of an accounting firm since 1970, brings to the Board of Directors substantial accounting and financial expertise, as well as extensive management and leadership experience from her management and oversight of Kranz & Co., LLP.  Ms. Kranz qualifies as an Audit Committee Financial Expert and is currently chairperson of the Company’s Audit Committee.  Ms. Kranz also has extensive consensus-building skills from her experience in tax accounting and her service with various charitable organizations.

Kevin K. Takata1	2004	55
Deputy Attorney General, State of Hawaii, since October 2010.  Deputy Prosecuting Attorney, City and County of Honolulu from 1987 to October 2010, Trials Division Chief from 1997 to 2006. Instructor, National Advocacy Center since 2000.  Mr. Takata, an attorney, has broad leadership, management and consensus-building skills from his years as Trials Division Chief of the Office of the Prosecuting Attorney of the City and County of Honolulu.  Mr. Takata’s lifelong residency in Hawaii has also assisted the Board of Directors in overseeing the Company’s various Hawaii-based businesses, including its real estate and water well drilling divisions.  Mr. Takata’s experience as a prosecutor and expertise in trial tactics and legal ethics has also given the Board of Directors valuable insights into the challenges and complex issues, both legal and otherwise, facing the Company and businesses in general.

Ahron H. Haspel1	2006	68
Attorney in private practice since January 2011. Of Counsel, Jones Day (attorneys) from January 2010 to January 2011; Partner, Jones Day from February 2005 to December 2010. Mr. Haspel, a Certified Public Accountant and attorney-at-law, was a partner of KPMG LLP (certified public accountants)  from 1977 to 2005 and a member of KPMG’s Board of Directors and leadership team.  Mr. Haspel’s background and experience in public accounting and taxation bring to the Board of Directors extensive accounting and financial expertise, as well as senior leadership experience, providing a strong foundation to assist the Board of Directors with regard to many challenges and complex issues facing the Company.  Mr. Haspel also has extensive experience dealing with the management and boards of directors of large, multinational corporations on matters of taxation, mergers and acquisitions, and this experience has been invaluable to the Company in facing complex issues and challenges.  Mr. Haspel also qualifies as an Audit Committee Financial Expert.

Robert J. Inglima, Jr.1	2007	53
Investor; Sole practitioner, Robert J. Inglima, Jr., Attorney-at-Law, since October 2002; Attorney in private practice since 1985.  Mr. Inglima, an attorney-at- law, brings to the Board of Directors substantial legal and financial expertise from his practice of law since 1985 and his work with an accounting and consulting firm.  Mr. Inglima also has substantial experience in real estate and corporate law, and has advised numerous clients on matters of business, finance and taxation as well.  Mr. Inglima has extensive experience representing clients with respect to real estate development and land use, commercial transactions, taxation, contract law, general corporate, and business formation and planning.  He has represented domestic as well as international companies, government agencies and individuals in complex business transactions. His experience as a Principal and Member of Cipolla Sziklay, LLC (certified public accountants and consultants) from 2004 to 2006 with respect to business valuation and litigation support services also adds to his significant business experience.

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1      This director is independent as defined in Section 803(A) of the NYSE AMEX listing standards.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Executive Committee and a standing Reserves Committee.  It has no standing nominating committee and there is no nominating committee charter.  The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because potential nominees are recommended to the full Board by a majority vote of the independent directors.  The Board identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination.  If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Board determines whether it is appropriate to replace the retiring member.  If deemed appropriate, the Board identifies the desired skills and experience of a new nominee.  The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics.  The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities.  In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities.  Once nominees have been identified, the independent directors recommend to the Board such nominees and the Board reviews and votes on such recommendation.

The Company does not have a specific policy regarding the diversity of the Board.  Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs.  The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.  For example, Ms. Diane Kranz, a Certified Public Accountant who is currently the chairperson of our Audit Committee, brings gender diversity to the Board along with her business experience and expertise.

The Board will consider potential nominees brought to its attention by any director or officer of the Company.  It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the meeting.  Any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Stockholder Proposals.”  Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

•      a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

•      the candidate’s name, age, contact information and current principal occupation or employment;

•      the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

•      at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.  All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of this Proxy Statement, to the attention of Russell M. Gifford, Secretary.  All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting.  Nine members of the Board of Directors attended the 2011 Annual Meeting of Stockholders of the Company, of which three attended in person and six attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

The positions of Chairman and CEO have been jointly held by Mr. Morton H. Kinzler since his selection as Chairman of the Board in 1980.  Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Kinzler to handle the complexities of his role as a CEO while continuing to provide leadership on policy at the Board level.  Although the roles of CEO and Chairman are currently held by Mr. Kinzler, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its shareholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board and the Board has not adopted such a policy.  The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time.  This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to separate the Chairman and Chief Executive Officer roles when necessary.  Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person.  At other times, they have been held by different individuals.  In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s shareholders, based on the circumstances at the time.

The Board’s primary function with respect to risk is oversight.  The Board administers its risk oversight function both as a whole and through its committees.  The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings.  The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  Management is responsible for the Company’s day-to-day risk management activities.  Other Board committees also consider and address risk as they perform their committee responsibilities.  For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.  The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.  We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Haspel, Chairman, and Mr. Anderson, Dr. Gardner and Ms. Kranz.  The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable.  The Compensation Committee held two meetings during the fiscal year ended September 30, 2011.  The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has three executive officers (the “Named Executive Officers”).  The following table sets forth the names and ages of all Named Executive Officers of the Company, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Morton H. Kinzler	86
Chairman of the Board since 1980 and Chief Executive Officer since 1971.  Mr. Kinzler is the father of Alexander C. Kinzler, President, Chief Operating Officer, General Counsel and a Director of the Company.

Alexander C. Kinzler	53
President and Chief Operating Officer since December 2002 and General Counsel since December 2001.  Director of the Company since December 1999.  Mr. Kinzler is the son of Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company.

Russell M. Gifford	57
Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985.  President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.

  EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009 to (1) Morton H. Kinzler, our Chairman of the Board of Directors and Chief Executive Officer, (2) Alexander C. Kinzler, our President, Chief Operating Officer and General Counsel, and (3) Russell M. Gifford, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

No Named Executive Officer was granted a stock award in fiscal year 2011, 2010 or 2009. As a result, such column has been omitted.

We reflect portions of our CEO’s and our President’s annual performance bonuses in the “Non-Equity Incentive Plan Compensation” column. These amounts represent cash payments for our CEO’s and our President’s 2011 performance under the 2008 Pay for Performance Plan (the “Plan”).  Performance measures and targeted goals for the Company’s 2011 fiscal year performance period were established by the Compensation Committee in December 2010 and the Committee designated the CEO and the President (who is also the Company’s COO) to be eligible to participate in the Plan for fiscal year 2011.  The material terms of such performance measures and targeted goals are as follows:

The Compensation Committee determined that the sum of the following three components shall represent the maximum bonus that may be achieved under the Plan for fiscal 2011 by each of the CEO and the President/COO (the “2011 Maximum Bonus Amount”), which is designed so that the Company will be in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended:

(a)      an amount equal to 5% of the earnings before income taxes on a GAAP basis of the Company;

(b)      the greater of (i) for an increase in earnings before income taxes on a GAAP basis over the prior fiscal year, 20% of the first 100% of such increase as calculated above, and 10% of the remaining amount of such increase; or (ii) for an increase in earnings attributable to the combined Land Investment and Residential Real Estate segments in the State of Hawaii on a GAAP basis over the prior fiscal year with respect to such segments, 20% of the first 100% of such increase and 10% of the remaining amount of such increase; and

(c)      for an increase in the Company’s market capitalization of up to 10%, determined by comparing the closing price of the Common Stock on September 30, 2010 and September 30, 2011, 10% of the amount of such increase.

The 2011 Maximum Bonus Amount for each participant shall in no case exceed 150% of such participant’s base salary as of January 2009, prior to salary reductions taken by the Executive Officers of the Company during mid-2009.  Additionally, a decrease in earnings before income taxes or market capitalization will not decrease the amounts of the other respective components of the 2011 Maximum Bonus Amount.  The Committee, in its sole discretion, reserves the right to eliminate or reduce the 2011 Maximum Bonus Amount payable to the CEO and/or to the COO pursuant to the bonus formula described above and in addition or alternatively to grant ordinary bonuses.

The Compensation Committee determined that, pursuant to the adopted performance measures and targeted goals, the maximum bonus grant which could have been payable as calculated under the Plan was $93,600 as to our CEO, and $93,600 as to our President/COO.  The Compensation Committee reviewed the performance of our CEO and President/COO during fiscal 2011, analyzed the Company’s results for the year, reviewed the overall performance of management for the fiscal year, reviewed with management various factors the Committee takes into account in setting compensation, including individual and corporate, financial and non-financial performance, the creation of value for our stockholders, the long-term commitment and contributions of management to the Company, including the ownership by management of approximately 21% of the Company’s outstanding stock.  The Committee determined that, as a result of the Company’s 2011 performance, it was appropriate to pay the respective annual performance bonus amounts as shown in the table, below.

In the following Summary Compensation Table, the “Option Awards” column reflects the aggregate grant date fair value of option awards for each year as to each respective Named Executive Officer.  These values are calculated pursuant to FASB ASC Subtopic 718-10, Compensation-Stock Compensation, and reflect the costs at the time of each option award grant.  These amounts do not represent actual amounts paid to or realized by the Named Executive Officers for these awards during each respective fiscal year, but rather an estimate of the cost to the Company over the ten year term of the option if the options become fully vested.  At September 30, 2011, none of the options exercisable at that time were “in the money”, and therefore they had a zero value for the option holder at that time.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)1	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Morton H. Kinzler Chairman of the Board and Chief Executive Officer	2011 2010 2009	726,562 581,250 694,271	32,000 - -	- - -	93,000 125,000 -	<28,601> <29,044> <29,317>	137,9782 78,289 74,824	960,939 755,495 739,778

Alexander C. Kinzler President, Chief Operating Officer and General Counsel	2011 2010 2009	617,500 520,000 595,833	7,000 - -	- 330,875 -	93,000 100,000 -	97,515 90,488 72,095	37,7233 37,074 26,696	852,738 1,078,437 694,624

Russell M. Gifford Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2011 2010 2009	505,313 446,250 492,188	90,000 90,000 -	- 238,230 -	- - -	123,366 116,010 96,556	25,6873 26,851 23,714	744,366 917,341 612,458

No Named Executive Officer was granted a plan-based award or stock award in fiscal 2011.  As a result, such table has been omitted.

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1
The amounts included in the "Option Awards" column represent the aggregate grant date fair value of option awards in each year for all stock option awards granted during such year, with respect to such executive officer, pursuant to FASB ASC Subtopic 718-10, Compensation-Stock Compensation.  For a discussion of the valuation assumptions for 2011 figures, see Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2011.

2
This amount represents perquisites received with respect to (1) personal use of Company office; (2) medical insurance; (3) medical expense reimbursements of $86,576 in 2011; (4) club memberships; (5) vehicle expense (including depreciation on a straight-line basis with a 7-year life); (6) in-office meals; and (7) supplementary retirement payments made pursuant to an agreement with the Company.

3
This amount represents perquisites received with respect to: (1) medical insurance; (2) medical expense reimbursement; (3) club memberships; (4) vehicle expense (including depreciation on a straight-line basis with a 7-year life); and (5) imputed interest on a loan from the Company made prior to the enactment of the Sarbanes-Oxley Act.

Outstanding Equity Awards At Fiscal Year-End 2011

The following table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2011 to each of the Named Executive Officers.  No Named Executive Officer held unvested stock awards as of fiscal year end 2011.  As a result, such columns have been omitted.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Morton H. Kinzler	None	None	N/A	N/A
Alexander C. Kinzler	120,000 75,000 31,250	- 25,000 93,750	8.80 12.92 4.32	12/2014 12/2017 12/2019
Russell M. Gifford	60,000 36,000 56,250 -	- - 18,750 67,500	8.62 8.80 11.40 4.32	12/2014 12/2014 05/2018 12/2019

If a change in control occurs, then all unvested stock options will accelerate and will become exercisable in full.  Assuming a change in control occurred September 30, 2011 and using the closing price of the Company’s stock on that date, the value of the accelerated vesting of these options would be $0 and $0 for Mr. A. Kinzler and Mr. Gifford, respectively.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company receive an annual fee of $20,000 and are reimbursed for expenses incurred in connection with meeting attendance.  The Chairmen of the Compensation Committee and the Reserves Committee receive an additional $12,000 annual fee and the Chairperson of the Audit Committee receives an additional $25,000 annual fee.  The members of the Executive Committee, Reserves Committee and Compensation Committee, other than the Chairmen, receive an additional $2,500 annual fee. The members of the Audit Committee, other than the Chairperson, receive an additional $10,000 annual fee.

Non-Employee Director Compensation

The following Non-Employee Director Compensation table sets forth information with regard to the nominees to the Board of Directors as listed in the table under “Proposal No. 1”, above, with regard to compensation paid to them during the fiscal year ended September 30, 2011.  Directors who are officers of the Company do not receive any fees for their service as directors and their compensation as officers of the Company is disclosed in the Summary Compensation Table.

No named director was granted a stock award or option award in fiscal year 2011 nor earned any non-equity incentive plan compensation in fiscal year 2011. As a result, such columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Martin Anderson	35,000	35,000
Murray C. Gardner, Ph.D.	47,000	47,000
Diane G. Kranz	50,000	50,000
Kevin K. Takata	32,500	32,500
Ahron H. Haspel	47,000	47,000
Robert J. Inglima, Jr.	32,500	32,500

AUDIT COMMITTEE

The members of the Audit Committee are Ms. Kranz, Chairperson, Dr. Gardner, and Messrs. Anderson, Takata, Haspel and Inglima.  All of the members of the Audit Committee are independent (as independence is defined in Section 803 (A) of the NYSE AMEX listing standards).  The Board of Directors has determined that the Audit Committee has two audit committee financial experts, Ms. Kranz and Mr. Haspel, who are both financial experts based on their being Certified Public Accountants.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website.  The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest.  During the fiscal year ended September 30, 2011, the Audit Committee held four meetings.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as such may be modified or supplemented.  The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP its independence.  Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Audit Fees

The aggregate fees billed to the Company by KPMG LLP, the Company’s independent registered public accounting firm, for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Form 10-K, review of financial statements included in the Company’s Form 10-Qs and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2011 totaled $305,000.  For the comparable services provided for the fiscal year ended September 30, 2010, KPMG LLP billed the Company $304,400.

Audit-Related Fees

For the fiscal years ended September 30, 2011 and September 30, 2010, KPMG LLP, the Company’s independent registered public accounting firm, did not bill the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed to the Company by KPMG LLP, the Company’s independent registered public accounting firm, for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2011 totaled $126,100 and for the fiscal year ended September 30, 2010 totaled $96,300.

All Other Fees

For the fiscal years ended September 30, 2011 and September 30, 2010, KPMG LLP, the Company’s independent registered public accounting firm, did not bill the Company for any fees other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures:  (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Diane G. Kranz, Chairperson
Murray C. Gardner
Martin Anderson
Kevin K. Takata
Ahron H. Haspel
Robert J. Inglima, Jr.

EXECUTIVE COMMITTEE

The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Gardner, Alexander Kinzler, Haspel and Ms. Kranz.  The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws.  During the fiscal year ended September 30, 2011, the Executive Committee held no meetings.

RESERVES COMMITTEE

The members of the Reserves Committee are Dr. Murray C. Gardner, Chairman, and Messrs. Inglima, Haspel, Takata, Gifford and Alexander Kinzler.  During the fiscal year ended September 30, 2011, the Reserves Committee held one meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Below are the transactions that occurred during fiscal year 2011 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Drs. Sudarsky and Magaro

Dr. R. David Sudarsky and Dr. Joseph E. Magaro are persons known by the Company to be holders of more than 5% of the Company’s Common Stock.  Dr. Sudarsky and Dr. Magaro are working interest owners in certain oil and gas properties managed by the Company and in which the Company also holds a working interest.  As owners of the working interests in these properties, they are required to pay their proportionate share of costs and are entitled to receive their proportionate share of revenues in the normal course of business from these properties.  During fiscal year 2011, Dr. Sudarsky and Dr. Magaro earned revenues from their working interests in these properties, net of costs, of approximately $1,032,000 and $806,000, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 9, 2011, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership1	Percent of Class

Joseph E. Magaro	401 Riversville Road	1,263,060	15.3%
	Greenwich, Connecticut

R. David Sudarsky	3015 North Ocean Boulevard	727,600	8.8%
	Ft. Lauderdale, Florida

Morton H. Kinzler	1100 Alakea Street, Suite 2900	1,353,4082	16.4%
	Honolulu, Hawaii

Martin Anderson	620 Sand Hill Road, Apt. 422F	5,000	*
Palo Alto, California

Murray C. Gardner, Ph.D.	P. O. Box 1657	23,890	*
Kamuela, Hawaii

Alexander C. Kinzler	1100 Alakea Street, Suite 2900	583,0003	6.2%
	Honolulu, Hawaii

Russell M. Gifford	1100 Alakea Street, Suite 2900	264,2504	2.9%
	Honolulu, Hawaii

Diane G. Kranz	145 East 57th Street	18,000	*
	New York, New York

Kevin K. Takata	1060 Richards Street	850	*
	Honolulu, Hawaii

Ahron H. Haspel	222 East 41st Street	2,000	*
	New York, New York

Robert J. Inglima, Jr.	1 Deerhill Drive	14,8005	*
	Ho-Ho-Kus, New Jersey
All directors and executive officers as a group (9 persons)		2,265,1986	25.9%

______________________
1
A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options.  Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised.  For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table.  Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

2	Includes 1,848 shares owned by his wife to which Mr. M. Kinzler disclaims beneficial ownership.

3	Includes 3,000 shares owned by his children to which Mr. A. Kinzler disclaims beneficial ownership and currently exercisable options to acquire 282,500 shares of Common Stock.

4	Includes 3,300 shares owned by his children to which Mr. Gifford disclaims beneficial ownership and currently exercisable options to acquire 174,750 shares of Common Stock.

5	Includes 1,800 shares owned by his children to which Mr. Inglima disclaims beneficial ownership.

6	Includes currently exercisable options held by executive officers of the Company to acquire 457,250 shares of Common Stock.

*	Represents less than 1% of the outstanding shares of Common Stock of the Company.

PROPOSAL NO. 2
RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR FOR 2011

The Audit Committee has appointed KPMG LLP to serve as our independent auditor for fiscal year 2012.  KPMG LLP has served as the Company’s independent auditor since 1990 and is considered by management to be well qualified.  Although stockholder ratification of the Audit Committee’s appointment of KPMG LLP as our independent auditor is not required, the Board of Directors is submitting the appointment of KPMG LLP to the stockholders for ratification.  If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain KPMG LLP as the Company’s independent auditor.  In addition, even if the stockholders ratify the appointment of KPMG LLP, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.  Ratification of the selection of the independent auditor requires a plurality of the votes entitled to be cast by the stockholders present or represented and entitled to vote on this matter at the Annual Meeting.  We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditor for fiscal year 2012.

KPMG LLP expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Our Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as independent auditor for fiscal year 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the SEC and any national securities exchange on which such equity securities are registered.  Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees.  The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer.  The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

STOCKHOLDER PROPOSALS

Any stockholder who, in accordance with SEC Rule 14a-8, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders must submit the proposal so that it is received at the principal office of the Company no later than September 20, 2012.  As the SEC rules make clear, simply submitting a proposal does not guarantee that it will be included.

Notices of intention to present proposals at the next Annual Meeting of Stockholders should be addressed to Secretary, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

GENERAL

No business other than those set forth in Items (1) and (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

By Order of the Board of Directors,

RUSSELL M. GIFFORD
Secretary

Dated:  January 19, 2012

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “2011 Annual Report” link at the Company’s website (www.brninc.com).

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BARNWELL INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 5, 2012, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

BARNWELL INDUSTRIES, INC.

March 5, 2012

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.
COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www. amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=00613

¯ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ¯

■ 20930000000000000000 3	030512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of 9 Directors listed below:	2.	Ratification of KPMG LLP as the Independent Auditor	FOR	AGAINST	ABSTAIN
			for 2012.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	☐	Morton H. Kinzler	The undersigned acknowledges receipt of the Notice of Annual Meeting of
		☐	Martin Anderson	Stockholders, Proxy Statement of the Company for the Annual Meeting and
☐	WITHHOLD AUTHORITY	☐	Murray C. Gardner	the Company's Annual Report to Stockholders for the fiscal year ended
	FOR ALL NOMINEES	☐	Alexander C. Kinzler	September 30, 2011.
		☐	Russell M. Gifford
☐	FOR ALL EXCEPT	☐	Diane G. Kranz	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
	(See instructions below)	☐	Kevin K. Takata
		☐	Ahron H. Haspel
		☐	Robert J. Inglima, Jr.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
■	Note:
Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
■

ANNUAL MEETING OF STOCKHOLDERS OF

BARNWELL INDUSTRIES, INC.

March 5, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=00613

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

■ 20930000000000000000 3	030512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of 9 Directors listed below:	2.	Ratification of KPMG LLP as the Independent Auditor	FOR	AGAINST	ABSTAIN
			for 2012.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	☐	Morton H. Kinzler	The undersigned acknowledges receipt of the Notice of Annual Meeting of
		☐	Martin Anderson	Stockholders, Proxy Statement of the Company for the Annual Meeting and
☐	WITHHOLD AUTHORITY	☐	Murray C. Gardner	the Company's Annual Report to Stockholders for the fiscal year ended
	FOR ALL NOMINEES	☐	Alexander C. Kinzler	September 30, 2011.
		☐	Russell M. Gifford
☐	FOR ALL EXCEPT	☐	Diane G. Kranz	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
	(See instructions below)	☐	Kevin K. Takata
		☐	Ahron H. Haspel
		☐	Robert J. Inglima, Jr.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
■	Note:
Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
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